UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
October 22, 2009

BROADPOINT GLEACHER SECURITIES GROUP, INC.
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)
0-14140
(Commission File Number)
22-2655804
(IRS Employer Identification No.)
12 East 49 th Street, 31 st Floor
New York, New York
(Address of Principal Executive Offices)
10017
(Zip Code)
(212) 273-7100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities
Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
EX-99.1

Item 3.02	Unregistered Sales of Equity Securities.
On October 22, 2009, Broadpoint Gleacher Securities Group Inc. (the “Company”) agreed to acquire ISM Group Limited and its subsidiaries (“ISM”), including ISM Capital LLP, a London-based investment banking boutique, and to issue 1,000,000 shares of its common stock, par value $0.01 per share (“Common Stock”) to shareholders of ISM (the “Shareholders”) in consideration therefor. The Company and the Shareholders also entered into a put and call arrangement, exercisable in 2013, with respect to the Shareholders’ retention, indirectly, of a 30% interest in ISM. If the Shareholders exercise their put, or the Company exercises its call, the Company will acquire the retained interest and pay therefor additional shares of its Common Stock, subject to a 10 million share cap. The transaction is subject to regulatory approval by the Financial Services Authority and customary closing conditions and is expected to close in the fourth quarter of 2009.
The offer and sale of the Common Stock described above have not been registered under the Securities Act of 1933, as amended (“the Securities Act”) or any state securities laws, and such shares may not be offered or sold in the United States in the absence of an effective registration statement or an exemption from the registration requirements of the Securities Act. The Company has relied on the exemption from the registration requirements of the Securities Act set forth under Section 4(2) thereof.

Item 7.01.	Regulation FD Disclosure
On October 22, 2009, the Company issued a press release regarding the transaction described above. A copy of this press release is being furnished with this report as Exhibit 99.1 and is incorporated herein by reference.
The information in Item 7.01 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. The disclosure in this Current Report on Form 8-K, including the Exhibit attached hereto, of any information (financial or otherwise) does not constitute an admission that such information is material.

Item 9.01	Financial Statements and Exhibits
(d)          Exhibits.
99.1 – Press Release of Broadpoint Gleacher Securities Group, Inc. dated October 22, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADPOINT GLEACHER SECURITIES GROUP, INC.
By:	/s/ Robert I. Turner
	Name:	Robert I. Turner
	Title:	Chief Financial Officer

Date: October 23, 2009